Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) Second quarter ended June 30, 2020

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended June 30, 2020, compared to the same TTM period the year prior; and balance sheet data is as of June 30, 2020, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

WHY TSC

Premier businesses that complement one another, low correlation yet symbiotic

Businesses that are highly scalable with efficient use of capital

Model provides diversity of revenue and high credit quality reduces risk profile

Demonstrated record of high growth

	TriState Capital Bank	TriState Capital Bank	Chartwell Investment Partners
Business Line	**Commercial Banking**	**Private Banking**	**Investment Management**
Marketplace	Regional (primarily PA, OH, NJ, NY)	National	National
Sales	Regional loan officers	National and inside sales	National and inside sales
Distribution	Businesses with annual revenues of $50M-$300M	RIAs Regional broker/dealers Non-bank Trust Companies Family Offices	Institutional RIAs Wirehouses
Solutions	Commercial and CRE Lending Equipment Finance Treasury & Liquidity Management Financial Services & Fund Finance	Loans backed by marketable securities or prime issuer cash value life insurance Treasury & Liquidity Management	Fixed Income and Equity Management
Capital Requirements	Standard Risk-based and leverage	Primarily Non-Risk Weighted	Primarily for Acquisition Purposes
Size	$3B in loans	$4B in loans	$9B in AUM
Key Features	Exceptional credit quality	Exceptional credit quality Dominant provider of securities-based lending	9 strategies beating their respective 3 and 5 year benchmarks

3 INVESTOR PRESENTATION

Overview Highly Focused Team REVENUE GROWTH Highly experienced team $200 $188 $179 Inside ownership of ~8% $54 $161 $52 1 Revenue/employee $651,000 >2x peer median $48 $150 $138 Bank efficiency ratio of 51.13% $121 $47 $134 $127 s $46 n $103 $113 o Among Fortune's 100 fastest-growing companies i l l $100 i $35 in 2019 for third consecutive year M $91 $75 $68 Key Metrics $50 TTM at 6/30/20 Annual Growth Non-interest income $53,700 9% Net-interest income $133,788 11% $0 2015 2016 2017 2018 2019 TTM Revenue2 $187,488 11% Deposits $7,831,471 35% Net Interest Income Loans $7,170,770 27% Return on average Non-Interest Income, ex. Securities Gains/Losses common equity 7.51% (34) 1 Peer data for bank holding companies with $5B-$10B in assets for MRQ. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence. 2 Revenue, which is not calculated in accordance with GAAP, is a financial measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses. 4 Investor presentation

Strong Balance Sheet Leads to Capital Efficiency 60% of balance sheet is comprised of cash & equivalents, investments and private banking loans collateralized by liquid marketable securities or cash value life insurance policies BALANCE SHEET CAPITAL PROFILE ($ millions) 15% $9.1 $7.8 10% $6.0 $4.8 $3.9 12.57% $3.3 11.47% 10.30% 5% 8.48% 7.13% 6.62% 2015 2016 2017 2018 2019 2Q20 0% Period Ending 2015 2016 2017 2018 2019 2Q20 Period Ending Private Banking Channel Loans (net) Total Commercial Banking Loans (net) Tangible equity to tangible assets TCE ratio ex. private banking (1) Cash and cash equivalents Total investment securities Tier 1 leverage ratio Common equity tier 1 risk-based capital ratio Goodwill and other intangibles, net Other assets Tier 1 risk-based capital ratio Total risk-based capital ratio Return on average common equity 1 TCE ratio ex. private banking is a non-GAAP financial metric is a measure that TriState Capital has utilized to provide a greater understanding of its capital adequacy while excluding PB channel loans because of its minimal capital requirements, is calculated as tangible common equity divided by tangible assets excluding private banking loans. 5 Investor presentation

Credit Risk Profile Product of differentiated model and investments in talent + tech Private banking loans collateralized by marketable securities Fastest growing loan product Collateral monitored and priced daily through premier relationships by TSC experts and tech Primarily marketable equity and fixed-income securities collateral 57% Private Banking Minimal risk weighting - favorable regulatory capital treatment Minimal reserve levels required under either incurred loss Total Loans method and CECL $7.17B History of zero losses since inception Responsible loan portfolio growth Commercial Highly experienced talent in lending and credit management positions Expert teams dedicated to managing credit risk of commercial and private banking loans - career portfolio managers Disciplined loan approval process Commercial focus on the highest-quality borrowers with proven track records 6 Investor presentation

Superior Credit Quality Designed to maintain low annual credit costs relative to peers ALLOWANCE / TOTAL LOANS COMMERCIAL ALLOWANCE / COMMERCIAL LOANS 1.0% 1.2% 1.10% 0.9% 1.1% 1.04% 0.8% 1.0% 0.7% 0.63% 0.9% 0.6% 0.55% 0.8% 0.67% 0.68% 0.7% 0.5% 0.6% 0.50% 0.4% 0.34% 0.32% 0.42% 0.26% 0.5% 0.3% 0.21% 0.4% 0.2% 0.3% 0.1% 0.2% 0.1% 0.0% 0.0% 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 2Q20 NPLs / TOTAL LOANS NCOs / AVERAGE LOANS 1.5% $7 0.6% $6 1.0% $5 s 0.4% n NPLs / Total Loans$4 o i 0.0%0.59% l 0.52% l 0.10% $3 i 0.2% B 0.02% 0.5% $2 —% (0.03)% —% 0.0% 0.08% 0.04% —% 0.09% $1 0.09% 0.0% $0 -0.2% 2015 2016 2017 2018 2019 2Q20 2015 2016 2017 2018 2019 2Q20 Total Loans NPLs / Total Loans US Bank Aggregate NCOs / Avg Loans 7 Investor presentation

FLEXIBLE BALANCE SHEET

Enables active management of interest rate risk in changing markets

Agile liability pricing

Majority of funding through variable rate deposits repriced monthly



~ 22%
~ 15%
~ 10%
~ 5%
~ 48%
Deposits
$7.83B

- Linked to EFF* or other benchmark
- Rates set at bank discretion
- Fixed-rate CDs**
- Other fixed-rate term
- Non-interest bearing

* Effective Funds Rate

** ~5-7 month duration

Disciplined loan repricing

Effective use of interest rate floors



~93%
FLOATING
RATE
~ 8%
~ 7%
~ 85%
Loans
$7.17B

- Indexed to 30-Day LIBOR
- Indexed to Prime or Other
- Fixed-rate

8 INVESTOR PRESENTATION

Reserve Expectations Low TSC allowance/loans ratio reflects attractive risk profile ALLOWANCE / TOTAL LOANS Reflects TSC's focus on high-quality and 2.5% seasoned commercial borrowers, proactive approach to managing credit risk, and 2.0% majority of portfolio in private banking 1.5% loans collateralized by marketable securities 1.0% Allowance/loans needs are expected to 0.5% remain well below the average for all 0.0% U.S. commercial banks and those with $5- 9 0 1 2 3 4 5 6 7 8 9 0 0 1 1 1 1 1 1 1 1 1 1 2 0 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 2 Q $10B assets, under both the incurred loss 2 method utilized today and future NPLs / Total Loans implementation of CECL 0.0%TSC Allowance / Loans TSC Commercial Allowance/ Commercial Loans 88-59 bps below the year-end average for all U.S. commercial banks, 2009-19 All U.S. Commercial Banks Average ALL/ Loans $5B-$10B Commercial Bank Average ALL/ Loans 9 Investor presentation

OPERATING LEVERAGE

Driven by revenue growth, scalable non-branch model and prudent expense management enables continued investment in growth

Efficient branchless banking platform

1.46% non-interest expense / avg. assets
LTM, compared to 2.58% for the median peer

51.13% bank efficiency ratio
YTD, compared to 55.72% in prior year period

Highly scalable investment manager
Chartwell's current business capable of doubling AUM

SUPERIOR REVENUE / EMPLOYEE



$651
$700
$600
$500
$400
$300
$200
$100
Thousands
2015
2016
2017
2018
2019
2Q20 Annualized*
TSC
$5B-$10B Bank Median

[1] Peer data for bank holding companies with $5B-$10B in assets for MRQ. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.

10 INVESTOR PRESENTATION

Revenue Growth Organic loan growth drives net REVENUE GROWTH interest income at rates outpacing margin compression $200 $188 $179 $54 $52 Uncorrelated, but $161 $48 complementary, revenue $150 $138 streams enable robust organic $121 $47 $134 $127 s $46 growth complemented by n $103 o $113 i l l $100 strategic investment i $35 management acquisitions M $91 $75 $68 $50 annual revenue 11% growth over LTM $0 2015 2016 2017 2018 2019 LTM Net Interest Income Non-Interest Income, ex. Securities Gains/Losses Revenue, a non-GAAP financial metric is a measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. 11 Investor presentation

Non-Interest Income Engine Chartwell contributes significant investment management fee income NON-INTEREST INCOME $60 100% $54 Back-to-back, loan-level interest rate $52 swap offerings for clients provide $50 $47 $48 non-interest fees $46 80% $40 $35 60% No regulatory capital required s n o i l to generate fees making meaningful l $30 i top-line contribution M 38% 34% 34% 40% $20 30% 29% 29% 20% of LTM revenue from $10 29% non-interest income $0 0% 2015 2016 2017 2018 2019 LTM Investment management Swaps Other Non-Interest Income/Revenue Revenue, a non-GAAP financial metric is a measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. 12 Investor presentation

Private Banking TSC's fastest growing category of lending aimed at assisting financial advisors of all types provide enhanced value to their clients PRIVATE BANKING LOANS Loans over-collateralized by marketable $4.5 securities or cash value life insurance (CVLI) $4.06 $4.0 policies from select, top-rated issuers $3.70 • No loss history $3.5 CAGR $3.0 29% $2.87 Marketable securities collateral consist of s $2.5 liquid and primarily well-diversified n $2.27 o i l l i portfolios B $2.0 $1.74 Median LTV of outstanding private banking $1.5 $1.34 loans is <40% $1.0 $0.5 $0.0 2015 2016 2017 2018 2019 2Q20 % of Total Loans 47.3% 51.0% 54.1% 55.9% 56.2% 56.7% 13 Investor presentation

Independent Provider of Advisor Solutions Serving those who serve high net worth individuals and families Through our referral network of 225 firms, TSC provides holistic solutions for 60,000+ advisors and, in Securities- turn, their HNW clients, by: Based Private • Complementing advisors' capabilities with Bank Lending Future unique and essential products and services Services which can be integrated into their environments • Customizing technology, including digital Financial lending platform, and in-person delivery to Chartwell's Treasury meet their needs and clients' expectations Niche Advisors Management Investment and their Services • Optimizing risk management and Products Clients monitoring through smart and scalable proprietary collateral monitoring system Future • Respecting their relationships by supporting, Products and not competing with, them Premium Cash Management 14 Investor presentation

Financial Services Distribution CApability Dominant independent provider of securities-based lending TSC Network Advisors TSC Network Firms Securities- Unrivaled network of Based Private Strong executive- and independent financial Bank Lending board-level relationships advisors, trust officers and Future with broker-dealers, family office executives Services regional securities firms, seeking to add value for RIAs, family offices and their clients. trust companies that do Financial Chartwell's Treasury not offer banking Niche Advisors Management services themselves. Investment and their Services Products Clients Future Products Premium Cash Management 15 Investor presentation

COMMERCIAL & INDUSTRIAL $1.25 $1.15 $1.09 $1.00 s n o i l l i $0.79 B Middle-Market $0.75 $0.67 $0.63 Commercial $0.59 $0.50 Lending 2015 2016 2017 2018 2019 2Q20 Regional, in-market lender COMMERCIAL REAL ESTATE $1.95 organic commercial $2.00 $1.80 $1.47 $1.50 $1.25 25% loan growth YOY s $1.08 n o i l $1.00 $0.86 l i B $0.50 $0.00 2015 2016 2017 2018 2019 2Q20 CRE: owner-occupied CRE: non-owner occupied 16 Investor presentation

Middle-Market Commercial Banking In-market relationships and diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 20+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 16% 22% 49% 11% 23% 16% C&I LOANS CRE LOANS COMMERCIAL 29% $1.15B $1.95B LOANS BY 26% REGION 21% $3.11B 10% 17% 5% 17% 18% 19% 1% Finance & Insurance Service Non-owner-occupied Owner-occupied Western PA Eastern PA Real Estate1 Manufacturing Multifamily/apartment Land Development Ohio New Jersey Transportation All others Construction New York 1 Includes Rental and Leasing; represents the industry of the borrower for commercial and industrial loans not secured by real estate. 17 Investor presentation

Commercial Real Estate CRE balances with deferral agreements totaled ~$389M, or <6.0% of total loans at June 30, 2020 CRE LOANS WITH DEFERRAL AGREEMENTS/ TOTAL LOANS CRE Loans CRE Deferrals as % of as % of as % of at Total at Total Total $ in millions 6/30/20 Loans 6/30/20 Deferrals Loans Multifamily $573.4 29.3% $44.9 10.1% 0.6% Office $419.9 21.5% $100.9 22.8% 1.4% Retail (1) $312.8 16.0% $109.1 24.5% 1.5% Industrial $274.1 14.0% $35.9 8.1% 0.5% Educational/Other Centers $86.1 4.4% $18.4 4.1% 0.3% Total Loans Sr Housing/Healthcare $62.1 3.2% $17.0 3.8% 0.2% $7.17B Developed Land $49.9 2.6% $4.3 1.0% 0.1% Raw Land $58.9 3.0% $8.1 1.8% 0.1% Hotel $45.1 2.3% $42.6 9.6% 0.6% Self Storage $38.0 1.9% $7.9 1.8% 0.1% CRE Deferrals Construction $34.6 1.8% $— —% —% $389M 1 Includes approximately $9.4M of CRE loans to restaurant operations, approximately $6.4M of which has been deferred, as of June 30, 2020. 18 Investor presentation

Commercial & Industrial C&I balances with deferral agreements at June 30, 2020 totaled $54M, or 75 bps of total loans C&I LOANS WITH DEFERRAL AGREEMENTS/ TOTAL C&I Loans C&I Deferrals LOANS as % of as % of as % of at Total at Total Total $ in millions 6/30/20 Loans 6/30/20 Deferrals Loans Finance and Insurance $335.4 29.1% $1.9 0.4% —% Real Estate, Rental and Leasing (1) $264.6 23.0% $20.4 4.6% 0.3% Service (2) $185.3 16.1% $0.2 0.1% —% Manufacturing $112.0 9.7% $4.8 1.1% 0.1% Transportation & Total Loans Warehousing $53.1 4.6% $7.7 1.7% 0.1% Information $47.5 4.1% $10.4 2.3% 0.1% $7.17B Wholesale Trade $13.3 1.2% $— —% —% Mining $23.3 2.0% $5.4 1.2% 0.1% Construction $25.7 2.2% $2.7 0.6% —% Retail Trade $1.4 0.1% $— —% —% C&I Deferrals Private Household $2.2 0.2% $— —% —% $54M All other $89.1 7.7% $— —% —% 1 Represents the industry of the borrower for commercial and industrial loans not secured by real estate. 2 Includes approximately $8.2M of C&I loans to restaurant operations, approximately $128,000 of which has been deferred, as of June 30, 2020. 19 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class talent and technology beginning in 2016 are paying off for our clients and our business TREASURY MANAGEMENT DEPOSIT ACCOUNTS Treasury management deposits are up approximately 15%, contributing to 7% total deposit growth, year-over-year $1,200 $1,107.6 $1,122.0 13 dedicated professionals across regional $1,074.6 $1,053.1 footprint $978.5 s $1,000 n o i l l More than 400 clients and growing, including i M deposit-only clients with essential need for treasury management services $800 $600 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20 20 Investor presentation

Treasury Management Deposits Sophisticated capability, expertise within industry verticals, high touch service, combined with transparent fee structures driving growth in product, balance and revenue Lending Client - Operating Accounts 21% Payment Processors (3rd Party, Class Action) 18% Real Estate (Investments & Services) Financial Entities (Funds, Custody,Trust) BALANCES OF Financial Intermediaries (Broker dealers, advisory) 26% $1.12B 9% Family Offices & Foundations C&I Non-Lending Non-Profit Organizations 9% Financial Entities (Banks) 1% 4% 4% 8% 1% Other 21 Investor presentation

Chartwell Investment Partners 50+ person boutique asset manager located outside of Philadelphia offering equity and fixed income strategies Augmenting institutional inflows while building strong retail momentum • Retail up to 21% in MRQ from 8% when Chartwell was acquired in 2014 DISTRIBUTION CHANNELS INVESTMENT STRATEGIES 11% Institutional 13% 20% Value Equity 10% Subadvisory Growth Equity 2% 6% $9.25B $9.25B Balanced Mutual Funds AUM AUM 8% Managed Fixed Income 73% Accounts 57% Large Cap 22 Investor presentation

INVESTMENT PERFORMANCE

Chartwell's strategies provide strong risk-adjusted returns through active management

Investment management fees provide significant income diversification, generating over **16%** of total revenue and over **58%** of noninterest income[1]

Strong investment performance contributed to positive net inflows of $75.0M in 2Q20 and new-business pipeline commitments of **>$150M** from institutional investors

Leveraging distribution synergies to expand Advisor Solutions capabilities

9 strategies **outperforming** respective benchmarks for 3 and 5 years

EQUITY ORIENTED STRATEGIES	FIXED INCOME ORIENTED STRATEGIES
Small Cap Value	**Intermediate High Grade**
Smid Value	**Core High Grade**
Mid Cap Value	Core Plus
Small Cap Growth	High Yield
Large Cap Growth	**Short Duration BB-Rated High Yield**
Dividend Value	
Covered Call	**Short Duration High Grade Corporate**

Chartwell Income Fund

[1] *TTM data. Revenue, which is not calculated in accordance with GAAP, is a financial measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses.*

23 INVESTOR PRESENTATION

Capital and Investment Profile History of deploying capital in accretive investment management acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO (last common Investment Profile2 equity raise) in three accretive investment Closing Price $ 13.79 management acquisitions1 while organically growing bank’s balance sheet by more than $6B 52-Week High $ 26.43 52-Week Low $ 7.59 Raised $97.5M in new capital in 2Q20 through registered offering of subordinated notes Common Shares Outstanding 50.4M Float 27.3M Non-cumulative perpetual preferred Average Daily Volume (3 mos.) ~346,000 stock offerings in 2018-19 raised $116M, providing additional Tier 1 capital for holding company Insider Ownership ~8% 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of July 23, 2020. 24 Investor presentation appendix 25 Investor presentation

KEY PERFORMANCE RATIOS

(Dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	December 31, 2019	December 31, 2018
	As of and For the Three Months Ended					As of and For the Years Ended	
Performance ratios:							
Return on average assets (1)	0.45%	0.65 %	0.78%	0.94%	0.91%	0.89 %	1.04%
Return on average common equity (2)	6.62%	8.59 %	10.07%	11.82%	11.63%	11.47 %	12.57%
Net interest margin	1.52%	1.84 %	1.84%	1.94%	2.03%	1.97 %	2.26%
Total revenue	$ 46,467	$ 48,181	$ 46,487	$ 46,353	$ 43,170	$ 179,423	$ 161,391
Pre-tax, pre-provision net revenue	$ 18,371	$ 19,037	$ 16,368	$ 18,580	$ 15,585	$ 67,274	$ 60,234
Bank efficiency ratio	50.39%	51.86 %	56.03%	50.70%	55.16%	54.49 %	53.09%
Non-interest expense to average assets	1.22%	1.47 %	1.60%	1.59%	1.71%	1.66 %	1.93%
Asset quality:							
Non-performing loans	$ 6,780	$ 184	$ 184	$ 184	$ 2,189	$ 184	$ 2,237
Non-performing assets	$ 9,504	$ 4,434	$ 4,434	$ 4,434	$ 5,213	$ 4,434	$ 5,661
Other real estate owned	$ 2,724	$ 4,250	$ 4,250	$ 4,250	$ 3,024	$ 4,250	$ 3,424
Non-performing assets to total assets	0.10%	0.05 %	0.06%	0.06%	0.08%	0.06 %	0.09%
Non-performing loans to total loan	0.09%	— %	—%	—%	0.04%	— %	0.04%
Allowance for loan and lease losses to loans	0.32%	0.25 %	0.21%	0.22%	0.25%	0.21 %	0.26%
Allowance for loan and lease losses to non-performing loans	343.30%	9,404.35 %	7,667.39%	7,268.48%	640.29%	7,667.39 %	590.43%
Net charge-offs (recoveries)	$ 33	$ (203)	$ (6)	$ 35	$ (16)	$ (1,868)	$ 1,004
Net charge-offs (recoveries) to average total loans	—%	(0.01)%	—%	—%	—%	(0.03)%	0.02%
Investment management segment:							
Assets under management	$ 9,254,000	$ 8,323,000	$ 9,701,000	$ 9,615,000	$ 9,485,000	$ 9,701,000	$ 9,189,000
EBITDA	$ 1,031	$ 1,217	$ 714	$ 932	$ 1,557	$ 5,824	$ 6,900

(1) Net income divided by total average assets.
(2) Net income available to common shareholders divided by average common equity.

26 INVESTOR PRESENTATION

TRISTATE CAPITAL

INCOME STATEMENT

(Dollars in thousands, except per share data)	For the Three Months Ended June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	For the Years Ended December 31, 2019	December 31, 2018
Income statement data:							
Interest income	$ 51,661	$ 64,202	$ 65,474	$ 67,732	$ 66,339	$ 262,447	$ 199,786
Interest expense	18,177	29,280	32,408	35,416	35,036	135,390	86,382
Net interest income	33,484	34,922	33,066	32,316	31,303	127,057	113,404
Provision (credit) for loan and lease losses	6,005	2,993	728	(607)	(712)	(968)	(205)
Net interest income after provision for loan and lease losses	27,479	31,929	32,338	32,923	32,015	128,025	113,609
Non-interest income:							
Investment management fees	7,738	7,638	8,862	8,902	9,254	36,442	37,647
Net gain (loss) on the sale and call of debt securities	14	57	70	206	112	416	(70)
Other non-interest income	5,245	5,621	4,559	5,135	2,613	15,924	10,340
Total non-interest income	12,997	13,316	13,491	14,243	11,979	52,782	47,917
Non-interest expense:							
Intangible amortization expense	486	502	503	502	502	2,009	1,968
Change in fair value of acquisition earn out	—	—	—	—	—	—	(218)
Other non-interest expense	27,610	28,642	29,616	27,271	27,083	110,140	99,407
Total non-interest expense	28,096	29,144	30,119	27,773	27,585	112,149	101,157
Income before tax	12,380	16,101	15,710	19,393	16,409	68,658	60,369
Income tax expense	1,979	3,206	1,106	3,059	1,718	8,465	5,945
Net income	$ 10,401	$ 12,895	$ 14,604	$ 16,334	$ 14,691	$ 60,193	$ 54,424
Preferred stock dividends	1,962	1,962	1,962	1,962	1,150	5,753	2,120
Net income available to common shareholders	$ 8,439	$ 10,933	$ 12,642	$ 14,372	$ 13,541	$ 54,440	$ 52,304
Earnings per common share:							
Basic	$ 0.30	$ 0.39	$ 0.45	$ 0.52	$ 0.49	$ 1.95	$ 1.90
Diluted	$ 0.30	$ 0.38	$ 0.44	$ 0.50	$ 0.47	$ 1.89	$ 1.81

27 INVESTOR PRESENTATION

Period-End Balance Sheet As of (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Period-end balance sheet data: Cash and cash equivalents $ 724,942 $ 1,010,128 $ 403,855 $ 383,948 $ 458,269 Total investment securities 812,140 606,736 469,150 468,721 431,426 Loans and leases held-for-investment 7,170,770 6,958,149 6,577,559 6,016,680 5,664,934 Allowance for loan and lease losses (23,276) (17,304) (14,108) (13,374) (14,016) Loans and leases held-for-investment, net 7,147,494 6,940,845 6,563,451 6,003,306 5,650,918 Goodwill and other intangibles, net 64,867 65,352 65,854 66,357 66,859 Other assets 380,398 367,000 263,500 276,117 238,531 Total assets $ 9,129,841 $ 8,990,061 $ 7,765,810 $ 7,198,449 $ 6,846,003 Deposits $ 7,831,471 $ 7,782,759 $ 6,634,613 $ 6,094,605 $ 5,786,983 Borrowings, net 395,552 330,000 355,000 330,000 335,000 Other liabilities 269,987 262,922 154,916 169,337 135,039 Total liabilities 8,497,010 8,375,681 7,144,529 6,593,942 6,257,022 Preferred stock 116,079 116,079 116,079 116,064 116,142 Common shareholders' equity 516,752 498,301 505,202 488,443 472,839 Total shareholders' equity 632,831 614,380 621,281 604,507 588,981 Total liabilities and shareholders' equity $ 9,129,841 $ 8,990,061 $ 7,765,810 $ 7,198,449 $ 6,846,003 28 Investor presentation

Capital Ratios As of June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 TSCH capital ratios: Tier 1 leverage ratio 6.30% 7.19% 7.54% 7.91% 8.21 % Common equity tier 1 risk-based capital ratio 8.54% 8.81% 9.32% 9.58% 9.83 % Tier 1 risk-based capital ratio 10.68% 11.07% 11.75% 12.15% 12.56 % Total risk-based capital ratio 12.89% 11.42% 12.05% 12.40% 12.82 % TSCB capital ratios: Tier 1 leverage ratio 7.11% 7.36% 7.22% 7.20% 7.43 % Common equity tier 1 risk-based capital ratio 12.07% 11.34% 11.26% 11.07% 11.38 % Tier 1 risk-based capital ratio 12.07% 11.34% 11.26% 11.07% 11.38 % Total risk-based capital ratio 12.52% 11.69% 11.57% 11.38% 11.73% 29 Investor presentation

Loan Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Loan and Lease Composition 2020 2020 2019 2019 2019 Private banking $ 4,063,116 $ 3,915,555 $ 3,695,402 $ 3,368,142 $ 3,188,668 C&I 1,152,880 1,191,104 1,085,709 992,508 908,054 CRE 1,954,774 1,851,490 1,796,448 1,656,030 1,568,212 Loans and leases held-for-investment $ 7,170,770 $ 6,958,149 $ 6,577,559 $ 6,016,680 $ 5,664,934 Private banking 56.6% 56.3% 56.2% 56.0% 56.3% C&I 16.1% 17.1% 16.5% 16.5% 16.0% CRE 27.3% 26.6% 27.3% 27.5% 27.7% Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 30 Investor presentation

Deposit Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Deposit Composition 2020 2020 2019 2019 2019 Noninterest-bearing checking accounts $ 422,341 $ 362,075 $ 356,102 $ 312,285 $ 270,435 Interest-bearing checking accounts 2,664,864 2,195,824 1,398,264 1,333,189 971,081 Money market deposit accounts 3,547,518 3,783,842 3,426,745 3,149,346 3,021,610 Certificates of deposit 1,196,748 1,441,018 1,453,502 1,299,785 1,523,857 Total deposits $ 7,831,471 $ 7,782,759 $ 6,634,613 $ 6,094,605 $ 5,786,983 Noninterest-bearing checking accounts 5.4% 4.7% 5.4% 5.1% 4.7% Interest-bearing checking accounts 34.0% 28.2% 21.1% 21.9% 16.8% Money market deposit accounts 45.3% 48.6% 51.6% 51.7% 52.2% Certificates of deposit 15.3% 18.5% 21.9% 21.3% 26.3% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 31 Investor presentation

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	June 30, 2020 Average Balance	June 30, 2020 Interest Income (1)/ Expense	June 30, 2020 Average Yield/ Rate	March 31, 2020 Average Balance	March 31, 2020 Interest Income (1)/ Expense	March 31, 2020 Average Yield/ Rate	June 30, 2019 Average Balance	June 30, 2019 Interest Income (1)/ Expense	June 30, 2019 Average Yield/ Rate
Assets									
Interest-earning deposits	$ 1,098,510	$ 342	0.13%	$ 464,302	$ 1,363	1.18%	$ 255,697	$ 1,542	2.42%
Federal funds sold	7,883	1	0.05%	7,099	20	1.13%	11,218	67	2.40%
Debt securities available-for-sale	329,015	2,026	2.48%	281,870	2,044	2.92%	249,281	2,053	3.30%
Debt securities held-to-maturity	292,898	1,616	2.22%	201,754	1,488	2.97%	181,495	1,712	3.78%
Debt securities trading	—	—	—%	230	1	1.75%	—	—	—%
Equity securities	—	—	—%	—	—	—%	7,701	28	1.46%
FHLB stock	13,269	305	9.24%	20,179	398	7.93%	20,235	385	7.63%
Total loans and leases	7,094,744	47,377	2.69%	6,672,692	58,918	3.55%	5,462,489	60,579	4.45%
Total interest-earning assets	8,836,319	51,667	2.35%	7,648,126	64,232	3.38%	6,188,116	66,366	4.30%
Other assets	408,950			312,447			266,905		
Total assets	$ 9,245,269			$ 7,960,573			$ 6,455,021		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 2,327,513	2,719	0.47%	$ 1,473,614	$ 5,214	1.42%	$ 868,721	$ 4,965	2.29%
Money market deposit accounts	3,862,068	7,377	0.77%	3,548,965	14,655	1.66%	2,855,795	18,200	2.56%
Certificates of deposit	1,389,984	5,857	1.69%	1,383,036	7,375	2.14%	1,361,372	8,990	2.65%
Borrowings:									
FHLB borrowings	300,000	1,284	1.72%	421,923	2,035	1.94%	430,770	2,334	2.17%
Line of credit borrowings	22,747	260	4.60%	1,484	1	0.27%	857	10	4.68%
Subordinated notes payable, net	44,417	680	6.16%	—	—	—%	34,984	537	6.16%
Total interest-bearing liabilities	7,946,729	18,177	0.92%	6,829,022	29,280	1.72%	5,552,499	35,036	2.53%
Noninterest-bearing deposits	417,732			350,086			256,404		
Other liabilities	252,303			153,207			113,031		
Shareholders' equity	628,505			628,258			533,087		
Total liabilities and shareholders' equity	$ 9,245,269			$ 7,960,573			$ 6,455,021		
Net interest income (1)		$ 33,490			$ 34,952			$ 31,330	
Net interest spread (1)			1.43%			1.66%			1.77%
Net interest margin (1)			1.52%			1.84%			2.03%

Three Months Ended

(1) *Calculated on a fully taxable equivalent basis.*

32 INVESTOR PRESENTATION

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2019 Average Balance	2019 Interest Income (1)/ Expense	2019 Average Yield/ Rate	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate
Assets						
Interest-earning deposits	$ 313,413	$ 6,628	2.11%	$ 188,921	$ 3,598	1.90%
Federal funds sold	8,803	167	1.90%	8,315	156	1.88%
Debt securities available-for-sale	250,064	8,119	3.25%	205,652	6,195	3.01%
Debt securities held-to-maturity	193,443	6,921	3.58%	90,895	3,399	3.74%
Equity securities	6,733	115	1.71%	10,517	277	2.63%
FHLB stock	18,043	1,270	7.04%	15,136	924	6.10%
Total loans and leases	5,669,507	239,328	4.22%	4,500,117	185,349	4.12%
Total interest-earning assets	6,460,006	262,548	4.06%	5,019,553	199,898	3.98%
Other assets	281,171			221,467		
Total assets	$ 6,741,177			$ 5,241,020		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 1,058,064	$ 21,480	2.03%	$ 612,921	$ 11,440	1.87%
Money market deposit accounts	2,943,541	69,336	2.36%	2,429,203	45,106	1.86%
Certificates of deposit	1,371,038	34,776	2.54%	1,071,556	21,947	2.05%
Borrowings:						
FHLB borrowings	394,480	8,639	2.19%	325,356	5,555	1.71%
Line of credit borrowings	1,234	68	5.51%	2,568	119	4.63%
Subordinated notes payable, net	17,335	1,091	6.29%	34,807	2,215	6.36%
Total interest-bearing liabilities	5,785,692	135,390	2.34%	4,476,411	86,382	1.93%
Noninterest-bearing deposits	267,846			244,090		
Other liabilities	128,618			75,473		
Shareholders' equity	559,021			445,046		
Total liabilities and shareholders' equity	$ 6,741,177			$ 5,241,020		
Net interest income (1)		$ 127,158			$ 113,516	
Net interest spread (1)			1.72%			2.05%
Net interest margin (1)			1.97%			2.26%

Years Ended December 31,

(1) *Calculated on a fully taxable equivalent basis.*

33 INVESTOR PRESENTATION

TriState Capital

Segments

(Dollars in thousands)	Three Months Ended June 30, 2020 Bank	Investment Management	Parent and Other	Consolidated	Three Months Ended June 30, 2019 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 51,661	$ —	$ —	$ 51,661	$ 66,311	$ —	$ 28	$ 66,339
Interest expense	17,251	—	926	18,177	34,517	—	519	35,036
Net interest income (loss)	34,410	—	(926)	33,484	31,794	—	(491)	31,303
Provision (credit) for loan and lease losses	6,005	—	—	6,005	(712)	—	—	(712)
Net interest income (loss) after provision for loan and lease losses	28,405	—	(926)	27,479	32,506	—	(491)	32,015
Non-interest income:								
Investment management fees	—	7,897	(159)	7,738	—	9,364	(110)	9,254
Net gain on the sale and call of debt securities	14	—	—	14	112	—	—	112
Other non-interest income	5,215	30	—	5,245	2,478	4	131	2,613
Total non-interest income (loss)	5,229	7,927	(159)	12,997	2,590	9,368	21	11,979
Non-interest expense:								
Intangible amortization expense	—	486	—	486	—	502	—	502
Other non-interest expense	19,967	7,003	640	27,610	18,903	7,930	250	27,083
Total non-interest expense	19,967	7,489	640	28,096	18,903	8,432	250	27,585
Income (loss) before tax	13,667	438	(1,725)	12,380	16,193	936	(720)	16,409
Income tax expense (benefit)	2,173	102	(296)	1,979	1,658	264	(204)	1,718
Net income (loss)	$ 11,494	$ 336	$ (1,429)	$ 10,401	$ 14,535	$ 672	$ (516)	$ 14,691

34 Investor Presentation

SEGMENTS

(Dollars in thousands)	Six Months Ended June 30, 2020 Bank	Investment Management	Parent and Other	Consolidated	Six Months Ended June 30, 2019 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 115,863	$ —	$ —	$ 115,863	$ 129,142	$ —	$ 99	$ 129,241
Interest expense	46,547	—	910	47,457	66,436	—	1,130	67,566
Net interest income (loss)	69,316	—	(910)	68,406	62,706	—	(1,031)	61,675
Provision (credit) for loan and lease losses	8,998	—	—	8,998	(1,089)	—	—	(1,089)
Net interest income (loss) after provision for loan and lease losses	60,318	—	(910)	59,408	63,795	—	(1,031)	62,764
Non-interest income:								
Investment management fees	—	15,662	(286)	15,376	—	18,896	(218)	18,678
Net gain on the sale and call of debt securities	71	—	—	71	140	—	—	140
Other non-interest income	10,866	—	—	10,866	5,355	25	850	6,230
Total non-interest income (loss)	10,937	15,662	(286)	26,313	5,495	18,921	632	25,048
Non-interest expense:								
Intangible amortization expense	—	988	—	988	—	1,004	—	1,004
Other non-interest expense	41,000	13,630	1,622	56,252	37,923	14,987	343	53,253
Total non-interest expense	41,000	14,618	1,622	57,240	37,923	15,991	343	54,257
Income (loss) before tax	30,255	1,044	(2,818)	28,481	31,367	2,930	(742)	33,555
Income tax expense (benefit)	5,521	130	(466)	5,185	3,683	827	(210)	4,300
Net income (loss)	$ 24,734	$ 914	$ (2,352)	$ 23,296	$ 27,684	$ 2,103	$ (532)	$ 29,255

35 INVESTOR PRESENTATION

TriState Capital

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	December 31, 2019	December 31, 2018
Total revenue:							
Net interest income	$ 33,484	$ 34,922	$ 33,066	$ 32,316	$ 31,303	$ 127,057	$ 113,404
Total non-interest income	12,997	13,316	13,491	14,243	11,979	52,782	47,917
Less: net gain (loss) on the sale and call of debt securities	14	57	70	206	112	416	(70)
Total revenue	$ 46,467	$ 48,181	$ 46,487	$ 46,353	$ 43,170	$ 179,423	$ 161,391
Less: total non-interest expense	28,096	29,144	30,119	27,773	27,585	112,149	101,157
Pre-tax, pre-provision net revenue	$ 18,371	$ 19,037	$ 16,368	$ 18,580	$ 15,585	$ 67,274	$ 60,234

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	December 31, 2019	December 31, 2018
Bank total revenue:							
Net interest income	$ 34,410	$ 34,906	$ 33,025	$ 32,265	$ 31,794	$ 127,996	$ 115,455
Total non-interest income	5,229	5,709	4,655	5,319	2,590	15,467	11,042
Less: net gain (loss) on the sale and call of debt securities	14	57	70	206	112	416	(70)
Bank total revenue	$ 39,625	$ 40,558	$ 37,610	$ 37,378	$ 34,272	$ 143,047	$ 126,567
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 19,967	$ 21,034	$ 21,073	$ 18,949	$ 18,903	$ 77,945	$ 67,190
Total revenue (denominator)	$ 39,625	$ 40,558	$ 37,610	$ 37,378	$ 34,272	$ 143,047	$ 126,567
Bank efficiency ratio	50.39%	51.86%	56.03%	50.70%	55.16%	54.49%	53.09%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

36 Investor Presentation

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Three Months Ended For the Years Ended June 30, March 31, December 31, September 30, June 30, December 31, December 31, (Dollars in thousands) 2020 2020 2019 2019 2019 2019 2018 Investment Management EBITDA: Net income $ 336 $ 578 $ 13 $ 316 $ 672 $ 2,433 $ 3,851 Interest expense — — — — — — — Income taxes expense (benefit) 102 28 88 3 264 918 579 Depreciation expense 107 109 110 111 119 464 502 Intangible amortization expense 486 502 503 502 502 2,009 1,968 EBITDA $ 1,031 $ 1,217 $ 714 $ 932 $ 1,557 $ 5,824 $ 6,900 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 37 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share data) 2020 2020 2019 2019 2019 Tangible book value per common share: Common shareholders' equity $ 516,752 $ 498,301 $ 505,202 $ 488,443 $ 472,839 Less: goodwill and intangible assets 64,867 65,352 65,854 66,357 66,859 Tangible common equity $ 451,885 $ 432,949 $ 439,348 $ 422,086 $ 405,980 Common shares outstanding 29,851,550 29,762,578 29,355,986 29,296,970 29,339,152 Tangible book value per common share $ 15.14 $ 14.55 $ 14.97 $ 14.41 $ 13.84 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 38 Investor presentation

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP BALANCE SHEET ITEMS

	As of					
(Dollars in thousands, except per share data)	June 30, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Tangible common equity ratio excluding private banking loans:						
Common shareholders' equity	$ 516,752	$ 505,202	$ 440,886	$ 389,071	$ 351,807	$ 325,977
Less: goodwill and intangible assets	64,867	65,854	67,863	65,358	67,209	50,816
Tangible common equity	$ 451,885	$ 439,348	$ 373,023	$ 323,713	$ 284,598	$ 275,161
Total assets	9,129,841	7,765,810	6,035,655	4,777,897	3,930,457	3,302,171
Less: goodwill and intangible assets	64,867	65,854	67,863	65,358	67,209	50,816
Tangible assets	$ 9,064,974	$ 7,699,956	$ 5,967,792	$ 4,712,539	$ 3,863,248	$ 3,251,355
Tangible common equity ratio	4.98%	5.71%	6.25%	6.87%	7.37%	8.46%
Tangible assets	9,064,974	7,699,956	5,967,792	4,712,539	3,863,248	3,251,355
Less: private banking loans	4,063,116	3,695,402	2,869,543	2,265,737	1,735,928	1,344,864
Tangible assets excluding private banking loans	$ 5,001,858	$ 4,004,554	$ 3,098,249	$ 2,446,802	$ 2,127,320	$ 1,906,491
Tangible common equity ratio excluding private banking loans	9.03%	10.97%	12.04%	13.23%	13.38%	14.43%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

39 INVESTOR PRESENTATION